Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT
Nigel Ekern
Chief Administrative Officer
Clarus Corporation
(203) 428-2000
nekern@claruscorp.com

                   Clarus Announces First Quarter 2005 Results

STAMFORD, CONNECTICUT -- May 4, 2005 -- Clarus Corporation (OTC:CLRS) today announced financial results for the quarter ended March 31, 2005. Clarus reported no revenues for the quarters ended March 31, 2005 and 2004, respectively. Net loss for the first quarter of 2005 was $390,000 or $0.02 per diluted share compared to a net loss of $471,000 or $0.03 per diluted share during the comparable period of 2004. As of March 31, 2005, Clarus' cash, cash equivalents and marketable securities were $83.9 million (or $4.99 gross cash per share) compared to $83.5 million as of December 31, 2004. Gross cash per share at March 31, 2005 equals cash, cash equivalents and marketable securities of $83.9 million divided by 16.8 million common shares outstanding. Clarus has provided this Non-GAAP measure because it believes that it is useful to investors assessing the extent of Clarus' assets available for redeployment. Clarus is unaware of any comparable GAAP measure.

Clarus estimates that it has available net operating loss, capital loss, research and experimentation credit and alternative minimum tax credit carryforwards for U.S. federal income tax purposes of approximately $215.5 million, $15.2 million, $1.3 million and $53,000, respectively, which expire in varying amounts beginning in the year 2009 to the extent not limited under
Section 382 of the Internal Revenue Code.

Nigel Ekern, Clarus' Chief Administrative Officer stated, "We are pleased with the progress that we have made in managing administrative and professional expenses in connection with the continued administration of the public company and continue our efforts to identify and evaluate suitable acquisition and merger opportunities as part of our strategy to redeploy our cash and utilize our NOL's, to the extent available."

Clarus does not currently intend to hold conference calls to discuss quarterly earnings releases unless and until it consummates an acquisition in connection with its redeployment strategy. At such time, Clarus plans to resume holding quarterly conference calls to review earnings and operating performance.

Clarus, formerly a provider of e-commerce business solutions, is seeking to redeploy its assets and use its substantial cash and cash equivalent assets to enhance stockholder value.

----------

This press release contains forward-looking statements within the meaning of the Securities Act of 1933 and the Exchange Act of 1934. Information in this release includes Clarus' beliefs, expectations, intentions and strategies regarding Clarus, its future and its products and services. Assumptions relating to the forward-looking statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risks including our inability to execute successfully our planned effort to redeploy our assets to enhance stockholder value, the unavailability of our net operating loss carry forward, and that the unaudited financial information provided in this press release may be adjusted as a result of the year end audit. Clarus cannot guarantee its future performance. All forward-looking statements contained in this release are based on information available to Clarus as of the date of this release and Clarus assumes no obligation to update the forward-looking statements contained herein

For further information regarding the risks and uncertainties in connection with Clarus' business, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Factors That May Affect Our Future Results" sections of Clarus' filings with the Securities and Exchange Commission, including but not limited to, its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained at our web site at http://www.claruscorp.com or the SEC's web site a http://www.sec.gov.

                               CLARUS CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                              MARCH 31,     DECEMBER 31,
                                                                                2005           2004
                                                                              ---------      ---------
                                         ASSETS

CURRENT ASSETS:
     Cash and cash equivalents                                                $  46,988      $  48,377
     Marketable securities                                                       36,891         35,119
     Accrued interest receivable                                                    196            350
     Prepaids and other current assets                                              261            182
                                                                              ---------      ---------
Total current assets                                                             84,336         84,028

PROPERTY AND EQUIPMENT, NET                                                       2,290          2,367

OTHER ASSETS:
     Deposits and other long-term assets                                             41             42
                                                                              ---------      ---------
         TOTAL ASSETS                                                         $  86,667      $  86,437
                                                                              =========      =========


            LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
       Accounts payable and accrued liabilities                               $   1,446      $   1,468
                                                                              ---------      ---------
Total current liabilities                                                         1,446          1,468

       Deferred rent                                                                152            115
                                                                              ---------      ---------

Total liabilities                                                                 1,598          1,583
                                                                              ---------      ---------


STOCKHOLDERS' EQUITY:
    Preferred stock, $.0001 par value; 5,000,000 shares authorized; none
      issued                                                                         --             --
    Common stock, $.0001 par value; 100,000,000 shares authorized;
      16,868,622 and 16,734,947 shares issued and 16,792,170 and 16,659,947
      outstanding in 2005 and 2004, respectively                                      2              2
    Additional paid-in capital                                                  368,488        368,385
    Accumulated deficit                                                        (280,046)      (279,656)
    Treasury stock, at cost                                                          (2)            (2)
    Accumulated other comprehensive income                                         (168)          (130)
    Deferred compensation                                                        (3,205)        (3,745)
                                                                              ---------      ---------
Total stockholders' equity                                                       85,069         84,854
                                                                              ---------      ---------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                               $  86,667      $  86,437
                                                                              =========      =========

                               CLARUS CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                          THREE MONTHS ENDED
                                                               MARCH 31,
                                                       ------------------------
                                                         2005            2004
                                                       --------        --------
REVENUES:                                              $     --        $     --
                                                       --------        --------
     Total revenues                                          --              --

OPERATING EXPENSES:
   General and administrative                               786             723
   Depreciation and amortization                             85              --
                                                       --------        --------
     Total operating expenses                               871             723

OPERATING LOSS                                             (871)           (723)
OTHER INCOME                                                 --              17
INTEREST INCOME                                             481             235
                                                       --------        --------
 NET LOSS                                              $   (390)       $   (471)
                                                       ========        ========

  Loss per common share:
       Basic                                           $  (0.02)       $  (0.03)
       Diluted                                         $  (0.02)       $  (0.03)

  Weighted average shares outstanding
       Basic                                             16,242          16,081
       Diluted                                           16,242          16,081

                               CLARUS CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                               THREE MONTHS ENDED
                                                                                   MARCH 31,
                                                                              --------------------
                                                                               2005        2004
                                                                              --------    --------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                                      $   (390)   $   (471)
Adjustments to reconcile net loss to net cash used in operating activities:
    Depreciation and amortization on property and equipment                         85          --
    Amortization of deferred employee compensation                                  15         246
    Amortization of premium and discount on securities, net                         42         369
    Gain on sale of marketable securities                                           --         (17)
    Changes in operating assets and liabilities:
        Interest receivable, prepaids and other current assets                      75        (344)
        Accounts payable and accrued liabilities                                   (22)       (303)
        Deferred rent                                                               37          --
        Deposits and other long-term assets                                          1          --
                                                                              --------    --------
              NET CASH USED IN OPERATING ACTIVITIES                               (157)       (520)

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of marketable securities                                          (12,372)    (39,829)
    Proceeds from maturity of marketable securities                             10,520      13,176
    Proceeds from sale of marketable securities                                     --      51,244
    Additions to property and equipment                                             (8)       (500)
                                                                              --------    --------
              NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES               (1,860)     24,091

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from the exercises of stock options                                   628          51
                                                                              --------    --------
              NET CASH PROVIDED BY FINANCING ACTIVITIES                            628          51
                                                                              --------    --------

CHANGE IN CASH AND CASH EQUIVALENTS                                             (1,389)     23,622

CASH AND CASH EQUIVALENTS, beginning of period                                  48,377      15,045
                                                                              --------    --------
CASH AND CASH EQUIVALENTS, end of period                                      $ 46,988    $ 38,667
                                                                              ========    ========


NON CASH TRANSACTION
    Issuance of Restricted Stock                                              $     --    $     50
                                                                              ========    ========